Exhibit 10.1

Property Purchase Request / Real Estate Portfolio

To the Esteemed Housing Bank
Date: 20/1/2026

Real Estate Portfolio Center / Branch: King Abdullah II Industrial City

Kindly be informed of my desire to purchase the property/apartment No. ( ) located on Land Plot No. 1326, Basin No. 3, Basin Name: Sawana, Village No. ( ), Block No. 1, from the lands of South Amman, at a purchase price of 2,400,000 Jordanian Dinars, only two million four hundred thousand Jordanian Dinars and no more.

●	Method of payment: Down payment + bank financing

Applicant’s Notes:

●	I acknowledge my full responsibility for all fees and expenses arising from the transfer of ownership of the above-mentioned property.

●	I undertake to adhere to the period granted to me for the purpose of settling the amount and transferring ownership of the property in accordance with the bank’s approval. In the event of my failure to comply with the specified period, the bank’s approval shall be considered null and void.

Applicant Name: Jerash Garments and Fashions Manufacturing Company Limited
Phone Number: [*]
National ID No. (Individuals/Companies):
Passport No. (for non-Jordanians): [*]
Commercial Registration No. (Companies): [*]
Application Submission Date: 15/1/2026

I also hereby inform you that Mr. (Name of Property Marketer) has marketed the property and presented it to me through all available means, and I agree to purchase the property in accordance with the procedures followed by your bank.

Signature:	/s/ Choi Lin Hung

For Branch / Workplace Use

Name of Property Marketing Officer:
Workplace:
Signature:
Date:

Name of Direct Manager:
Workplace:
Signature:
Date:

For Real Estate Portfolio Center Use

☐	Client’s identity verification documents have been received.

☐	All inquiries have been conducted in accordance with the relevant work procedures.

Name of Employee:
Workplace:
Signature:
Date:

Name of Direct Manager:
Workplace:
Signature:
Date:

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Acknowledgment and Undertaking
Date: 15/01/2026

I, the undersigned, ....................................................
National ID / Passport No.: ...........................................

I, the undersigned, ....................................................
National ID / Passport No.: ...........................................

In my capacity as an authorized signatory on behalf of Jerash Garments and Fashions Manufacturing Company Limited, pursuant to Commercial Registration No. (2478179) dated 17/09/2025, I hereby acknowledge that I submitted a written application dated (07/01/2026) in the amount of (2.39) million Jordanian Dinars to purchase the property owned by the Housing Bank for Trade and Finance.

After inspecting the property No. (1326), Basin No. (3) Abu Sawwana, Al-Ruqaim Village, from the lands of South Amman, which was referred to the Bank pursuant to a debt execution transaction, we hereby submit another application to purchase the above-described property dated (15/01/2026) for an amount of (2.4) million Jordanian Dinars (only two million four hundred thousand Jordanian Dinars), after obtaining ownership approvals from the Investment Authority, the Land and Survey Department, and the Bank’s sale committees.

Accordingly, I hereby acknowledge the following:

1.	I have personally inspected the property and examined it in all its details and verified its conformity with the official documents issued by the competent authorities.

2.	I declare that I am fully aware of the property intended to be purchased from the Bank, in accordance with the data stated above, and that there is no ignorance on my part regarding the property.

3.	I release the Bank and/or any of its employees from any liability and undertake not to claim any financial or in-kind rights arising from the described property after completion of the transfer process.

4.	I undertake to bear any expenses and/or costs and/or fines and/or regulatory fees and/or taxes that may arise on the referred property after the transfer of ownership at the Land and Survey Department.

5.	To register the entire property in the name of Jerash Garments and Fashion Manufacturing Company at the Land and Survey Department.

6.	We undertake to bear the ownership transfer fees payable by both the seller and the buyer at the Land and Survey Department that arise on the referred property.

This acknowledgment has been issued by me knowingly and willingly on Thursday (15/01/2026).

Name:	Choi Lin Hung

Signature:	/s/ Choi Lin Hung

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